DEBT	12 Months Ended
Dec. 31, 2016
Debt Disclosure [Abstract]
Long-term Debt [Text Block]

24.	DEBT

(in thousands of $)	2016	2015
U.S. dollar denominated floating rate debt
$500.1 million term loan facility	461,997	500,100
$60.6 million term loan facility	54,530	57,999
$466.5 million term loan facility	314,315	248,337
$109.2 million term loan facility	53,797	—
$328.4 million term loan facility	107,981	—
Total floating rate debt	992,620	806,436
Credit lines	11	20
Total debt	992,631	806,456
Current portion of long term debt	67,365	57,575
Deferred charges	10,674	3,186
Long term portion of debt	914,592	745,695

The outstanding debt as of December 31, 2016 is repayable as follows:

(in thousands of $)
2017	67,365
2018	67,368
2019	67,362
2020	376,948
2021	335,896
Thereafter	77,692
992,631

$466.5 million term loan facility
During December 2014, the amount of a $136.5 million term loan facility was increased to $466.5 million such that a further ten tranches of $33.0 million, each for a Aframax/LR2 tanker newbuilding, could be drawn. The repayment schedule was amended to installments on a quarterly basis, in an amount of $0.4 million for each MR product tanker and $0.4 million for each Aframax/LR2 tanker with a balloon payment on the final maturity date in April 2021. In addition the loan margin and commitment fee were amended to 2.05% and 0.82%, respectively. In December 2015, the loan margin was reduced to 1.90%. During 2015, $99.0 million was drawn down on delivery of three Aframax/LR2 tankers and $13.1 million was repaid. During, 2016, $192.4 million was drawn down on delivery of six Aframax/LR2 tankers and $126.4 million was repaid. The facility is fully drawn down as of December 31, 2016.

$60.6 million term loan facility
In March 2015, Frontline 2012 entered into a $60.6 million term facility to fund the purchase of two second hand vessels. The loan has a term of five years and carries interest at LIBOR plus a margin of 1.80%. Repayments are made on a quarterly basis, each in an amount $0.9 million, with a balloon payment on the final maturity date in March 2021.The facility is fully drawn down as of December 31, 2016.

$500.1 million term loan facility
In December 2015, subsidiaries of the Company signed a new $500.1 million senior secured term loan facility with a number of banks, which matures in December 2020 and carries an interest rate of LIBOR plus a margin of 1.9%. The proceeds of this new facility were used to refinance the $420.0 million, $200.0 million, $146.4 million and $60.0 million term loan facilities with an aggregate outstanding balance of $377.7 million and to repay outstanding amounts owed to Ship Finance of $112.7 million. This facility is secured by six VLCCs and six Suezmax tankers. Repayments are made on a quarterly basis, each in an amount $9.5 million, with a balloon payment on the final maturity date in December 2020. The facility is fully drawn down as of December 31, 2016.

$275.0 million term loan facility
In June 2016, the Company signed a $275.0 million senior unsecured facility agreement with GHL Finance Limited, an affiliate of Hemen, the Company's largest shareholder. The $275.0 million facility carries an interest rate of 6.25%. The facility is available to the Company for a period of eighteen months from the first utilization date and is repayable in full on the eighteen month anniversary of the first utilization date. There are no scheduled loan repayments before this date. The facility does not include any financial covenants and will be used to part finance the Company's current newbuilding program, partially finance potential acquisitions of newbuildings or vessels on the water and for general corporate purposes. The full facility is available and undrawn as at December 31, 2016.

$109.2 million term loan facility
In July 2016, the Company entered into a senior secured term loan facility in an amount of up to $109.2 million with ING Bank. The facility matures on June 30, 2021, carries an interest rate of LIBOR plus a margin of 1.90% and has an amortization profile of 17 years. It will be used to part finance the acquisition made in June 2016 of the two VLCC newbuildings and is available in two equal tranches. The available undrawn amount at December 31, 2016 was up to $54.6 million. A commitment fee of 0.76% is payable on any undrawn part of the lenders commitment.

$328.4 million term loan facility
In August 2016, the Company signed a senior secured term loan facility in an amount of up to $328.4 million with China Exim Bank. The facility matures in 2029, carries an interest rate of LIBOR plus a margin in line with the Company's other facilities and has an amortization profile of 18 years. It will be used to part finance eight of our newbuildings and will be secured by four Suezmax tankers and four Aframax/LR2 tankers. The Company drew down $109.0 million in the year ended December 31, 2016 from this facility in connection with one LR2 tanker and two Suezmax tanker newbuildings, which were delivered in the year. A commitment fee in line with the Company's other facilities is payable on any undrawn part of the lenders commitment.

$110.5 million term loan facility
In December 2016, the Company signed a senior secured term loan facility in an amount of up to $110.5 million with Credit Suisse. The facility matures in 2022, carries an interest rate of LIBOR plus a margin of 1.90% and has an amortization profile of 18 years. The facility will be used to part finance two of our existing VLCC newbuilding contracts. The full facility is available and undrawn as at December 31, 2016. A commitment fee of 0.76% is payable on any undrawn part of the lenders commitment.

The Company's loan agreements contain loan-to-value clauses, which could require the Company to post additional collateral or prepay a portion of the outstanding borrowings should the value of the vessels securing borrowings under each of such agreements decrease below required levels. In addition, the loan agreements contains certain financial covenants, including the requirement to maintain a certain level of free cash, positive working capital and a value adjusted equity covenant. Restricted cash does not include cash balances of $49.6 million (2015: $40.3 million), which are required to be maintained by the financial covenants in our loan facilities, as these amounts are included in "Cash and cash equivalents". Failure to comply with any of the covenants in the loan agreements could result in a default, which would permit the lender to accelerate the maturity of the debt and to foreclose upon any collateral securing the debt. Under those circumstances, the Company might not have sufficient funds or other resources to satisfy its obligations. The Company was in compliance with all of the financial covenants contained in the Company's loan agreements as of December 31, 2016.

Assets pledged

(in thousands of $)	2016	2015
Vessels, net,	1,476,889	1,186,230

Deferred charges

(in thousands of $)	2016	2015
Debt arrangement fees	14,103	4,580
Accumulated amortization	(3,429)	(1,394)
	10,674	3,186

During 2016, the Company paid $9.5 million (2015: $0.5 million) with respect to debt arrangement fees.